Exhibit 13.2

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 20-F filed by Central Minera Corp. (the "Issuer") for the year ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934, and (ii) the information contained in that report fairly present, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                          CENTRAL MINERA CORP.

                                          /s/ Michael Cytrynbaum
                                          -------------------------------------
December 15, 2006                         Michael Cytrynbaum
                                          President and Chief Executive Officer

Central Minera Form 20F December 2006

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